UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 5, 2017  (May 2, 2017)

Alnylam Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-36407	77-0602661
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Third Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 551-8200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company     ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 2.02.          Results of Operations and Financial Condition

On May 5, 2017, Alnylam Pharmaceuticals, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2017.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 2, 2017.  As of March 10, 2017, the record date for the Annual Meeting, 86,052,558 shares of the Company’s common stock were issued and outstanding.  A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

1.        The Company’s stockholders re-elected the four persons listed below as Class I directors, each to serve until the Company’s 2020 annual meeting of stockholders and until his successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael W. Bonney	72,449,044	1,013,752	31,532	5,404,213
John M. Maraganore, Ph.D.	72,672,900	788,748	32,680	5,404,213
Paul R. Schimmel, Ph.D.	73,153,864	308,969	31,495	5,404,213
Phillip A. Sharp, Ph.D.	66,585,685	6,877,420	31,223	5,404,213

 The terms of office of the following directors continued after the Annual Meeting:

Dennis A. Ausiello, M.D. John K. Clarke
Marsha H. Fanucci Steven M. Paul, M.D.
David E.I. Pyott Amy W. Schulman Kevin P. Starr

2.        The Company’s stockholders approved the Company’s Second Amended and Restated 2009 Stock Incentive Plan.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,522,057	12,949,965	22,306	5,404,213

3.        The Company’s stockholders approved the Company’s Amended and Restated 2004 Employee Stock Purchase Plan.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,263,897	129,523	100,908	5,404,213

4.        The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,928,360	430,522	135,446	5,404,213

5.        The Company’s stockholders recommended, in a non-binding advisory vote, a frequency of every One Year for future advisory stockholder votes on the compensation of the Company’s named executive officers.  The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
70,891,792	305,069	2,262,394	35,073	5,404,213

          The Company currently intends to hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

6.        The Company’s stockholders ratified the appointment by the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,669,571	204,138	24,832	0

Item 9.01.          Financial Statements and Exhibits

     (d)     Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1     Press Release dated May 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2017	ALNYLAM PHARMACEUTICALS, INC.

	By:	/s/ Michael P. Mason
Michael P. Mason
Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2017